BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(the “Funds”)

Supplement dated November 19, 2021 to the Summary Prospectuses and

Prospectuses of the Funds, each dated January 28, 2021, as supplemented to date

On November 9, 2021, the Board of Directors (the “Board”) of BlackRock Funds II (the “Trust”) approved certain changes to the Funds’ investment strategies.

Accordingly, effective immediately, the following changes are made to the Funds’ Summary Prospectuses and Prospectuses:

Changes in the Funds’ Investment Strategies

The final paragraph in the sections of the Summary Prospectuses and Prospectuses entitled “Key Facts About [the Fund] — Principal Investment Strategies of the Fund,” “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” and “Details About the Funds — How each Fund Invests — [Fund] — Principal Investment Strategies,” as applicable, is deleted in its entirety and replaced with the following:

The Fund may have indirect exposure to derivative instruments through its investments in certain underlying funds.

* * *

Shareholders should retain this Supplement for future reference.

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